Exhibit 10.2

CERTAIN CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT, MARKED BY [*****] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

FOURTH AMENDMENT TO
AMENDED AND RESTATED
CO-BRANDED MASTERCARD CARD PROGRAM AGREEMENT

THIS FOURTH AMENDMENT TO AMENDED AND RESTATED CO-BRANDED MASTERCARD CARD PROGRAM AGREEMENT (this “Amendment”), effective as of August 3, 2018 (the “Effective Date”), is made by and between GreenSky, LLC (f/k/a GreenSky Trade Credit, LLC), a Georgia limited liability company (“GreenSky”), and Comdata Inc., a Delaware corporation and successor in interest to Comdata Network, Inc., a Maryland corporation (“Comdata”).

RECITALS:

A.    Comdata and GreenSky are parties to that certain Amended and Restated Co-Branded MasterCard Card Program Agreement dated October 15, 2012, as previously amended (the “Agreement”).

B.    The parties desire to amend the Agreement as set forth herein. Capitalized terms used herein and not otherwise defined will have the respective meanings set forth in the Agreement.

IN CONSIDERATION of the mutual promises contained in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, GreenSky and Comdata agree to amend the Agreement, effective as of the Effective Date, as follows:

1.Section 4 (a) of the Agreement is hereby amended and the first sentence is replaced with the following:

“The initial term shall commence on the Effective Date and shall continue until December 31, 2022.”

2.    Section 2(h) of the Agreement is hereby deleted in its entirety.

3.    Section 3(d) of the Agreement is hereby deleted in its entirety and replaced with the following:

(d) Incentive Payments. Comdata shall provide a monthly incentive payment (the “Incentive Payment”) to GreenSky by the 20th day of the month in an amount equal to (i) the aggregate gross MasterCard merchant interchange (which shall not be net of any MasterCard fees or dues or any other offsets or Comdata costs), less (ii) a Comdata service fee (the “Comdata Service Fee”) of [*****] basis points on [*****], and (iii) a Comdata Service Fee as determined in TABLE 1 below on [*****]; provided however [*****]. The Incentive Payment is calculated each month on the previous month's Transactions processed on the MasterCard network net of any Transactions charged back.

TABLE 1

CERTAIN CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT, MARKED BY [*****] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Monthly Spend	Comdata Service Fee
First Spend up to $[*****]	[*****] basis points
Spend from $[*****] to $[*****]	[*****] basis points
Spend from $[*****] to $[*****]	[*****] basis points
Spend from $[*****] to $[*****]	[*****] basis points
Spend greater than $[*****]	[*****] basis points

4.    Section 3 of the Agreement is hereby amended by adding the following as a new subsection (h) at the end of such section:

“(h)    Comdata will maintain the service level standards set forth on Schedule 3(h) attached hereto. The parties acknowledge and agree that if Comdata fails to satisfy any of the System Availability service level standards set forth on Schedule 3(h) in any given month, then Comdata will reimburse GreenSky [*****] of the applicable month’s Transaction volume. In addition, if Comdata fails to satisfy any of the System Availability service level standards set forth on Schedule 3(h) in [*****] or more months during any [*****] month period, then GreenSky may terminate this Agreement upon ninety (90) days’ written notice to Comdata, pursuant to Section 5. Such penalty and termination rights shall apply as GreenSky’s sole and exclusive remedy for such failure of Comdata to meet the service level standards.

For the avoidance of doubt, any issues caused by [*****] shall not be deemed breaches of the service level standards in Schedule 3(h), and Comdata shall have no reimbursement obligations to GreenSky under this Section 3(h) for any issues arising from such causes.”

5.    The Agreement is hereby amended by adding Schedule 3(h) attached to this Amendment as a new Schedule 3(h) to the Agreement at the end thereof.

6.    Except as expressly amended or modified hereby, the Agreement remains in full force and effect and is hereby ratified and confirmed by the parties hereto in all respects. Each reference in the Agreement to “this Agreement” or “hereof”, “hereunder” or words of like import, and each reference in any other document to the Agreement shall mean and be a reference to the Agreement as amended hereby.

[Signature page follows]

CERTAIN CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT, MARKED BY [*****] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

IN WITNESS WHEREOF, the parties have entered into this Amendment through their duly authorized representatives:

COMDATA INC.	GREENSKY, LLC

BY: /s/ Richard N. Fletcher        BY: /s/ Gerald R. Benjamin

NAME: Richard N. Fletcher        NAME: Gerald R. Benjamin

TITLE: EVP        TITLE: Vice Chairman

CERTAIN CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT, MARKED BY [*****] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Schedule 3(h)

Service Level Agreement

Comdata’s commitment is to provide GreenSky with best- in-class transaction processing services and security as it relates to the GreenSky consumer finance programs. Comdata agrees to maintain the following service standards during the term of the agreement.

A.	[*****]

B.	Comdata will make best effort to meet the following response time on issues:

i.	Initial Support Response – 1 hour

ii.	Initial Error Status Classification – 1.5 hour

iii.	Update Frequency after Classification Severity 1 issues when the Card authorization system is completely unavailable – every 1 hour

C.	Scheduled Maintenance:
During scheduled maintenance, core processing and account maintenance functions are not available. Scheduled maintenance shall be scheduled as follows:

•	Maintenance and software releases: 3AM-8AM ET

•	Quarterly Sunday Maintenance: 4AM – 8AM ET

•	Every other Wednesday 2-5pm ET non-impactful applications

•	Every Tuesday night: 8-12pm ET non–impactful infrastructure